UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported):   February 6,
2006 (January 31, 2006)

                        Innovo Group Inc.
     (Exact Name of Registrant as Specified in Its Charter)

                            Delaware
         (State or Other Jurisdiction of Incorporation)

            0-18926                        11-2928178
    (Commission File Number)   (IRS Employer Identification No.)


5804 East Slauson Avenue, Commerce, California       90040
(Address of Principal Executive Offices)           (Zip Code)

                         (323) 725-5516
      (Registrant's Telephone Number, Including Area Code)

                               N/A
  (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

<PAGE 1>

ITEM  3.01  Notice of Delisting or Failure to Satisfy a Continued
Listing Rule or Standard; Transfer of Listing

          On February 2, 2006, Innovo Group Inc., or the Company, received a Nasdaq Staff Deficiency Letter from the Nasdaq Listing Qualifications Department indicating that the Company fails to comply with the independent director requirement for continued listing set forth in NASD Marketplace Rule 4350(c)(1). The Company failed to comply with this independent director requirement due to the resignation of Mr. Vincent Sanfilippo, as discussed in Item 5.02 below. Nasdaq Staff has informed the Company that, consistent with NASD Marketplace Rule 4350(c)(1), the Company has until the earlier of (i) its next annual meeting of stockholders or (ii) January 31, 2007 in order to regain compliance. In the event the Company does not regain compliance within this period, Nasdaq will provide written notification that its securities will be delisted. The Company intends to interview candidates to replace Mr. Sanfilippo and intends to regain compliance with NASD Marketplace Rule 4350(c)(1) within the compliance period.

     On February 6, 2006, the Company issued a press release, which is attached hereto and incorporated herein by reference as
Exhibit 99.1 to this Current Report on Form 8-K, regarding the notice of deficiency.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

       On January 31, 2006, the Company received written correspondence from Mr. Vincent Sanfilippo indicating that Mr. Sanfilippo was resigning his position as a member of our Board of Directors effective as of that day. Mr. Sanfilippo was a member of the Audit Committee and Compensation and Governance Committee. Mr. Sanfilippo's resignation is not the result of a disagreement with management. A copy of the correspondence is attached as
Exhibit 17.1 to this Current Report on Form 8-K. In his correspondence, Mr. Sanfilippo indicated that he is resigning due to an imminent transaction that will result in a change of business circumstances of his employer.

<PAGE 2>

ITEM 9.01 Financial Statements and Exhibits

(c)  Exhibits.

Exhibit
Number         Description

17.1           Correspondence from Director dated January 31, 2006

99.1           Press Release dated February 6, 2006


<PAGE 3>

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INNOVO GROUP INC.
                              (Registrant)

Date:  February 6, 2006       By:  /s/ Marc Crossman
                                   Marc Crossman
                                   Interim Chief Executive
                                   Officer, President, Chief
                                   Financial Officer and Director
                                   (Principal Executive Officer
                                   and Principal Financial
                                   Officer)
<PAGE $>


                          Exhibit Index

Exhibit
Number      Description

17.1        Correspondence from Director dated  January  31, 2006.

99.1       Press Release dated February 6, 2006

<PAGE 5>

<END>